Viasat & RigNet Announcement of Definitive Agreement to Acquire RigNet December 21, 2020 Exhibit 99.2

Forward Looking Statements This presentation contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and projections about the industries in which Viasat and RigNet operate and the beliefs and assumptions of their respective management. The parties use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. Forward looking statements include, among others, statements that refer to the benefits of and realization of synergies from the RigNet acquisition, including expected resulting enhancements to Viasat’s systems and services and the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of Viasat, RigNet or the combined company; integration activities; the anticipated value of the combined business to Viasat and stakeholders; the expected performance of RigNet’s technologies; expected impact of the acquisition on Viasat’s results of operations and financial condition; anticipated growth and trends in the business or key markets of Viasat, RigNet and the combined company; the approval and closing of the merger, including the need for stockholder approval and the satisfaction of closing conditions; and plans, objectives and strategies for future operations.  Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. Factors that could cause actual results to differ include: risks and uncertainties related to the pending merger, including the failure to obtain, or delays in obtaining, required regulatory approval; the risk that such approval may result in the imposition of conditions that could adversely affect Viasat, RigNet or the expected benefits of the proposed transaction; the failure to satisfy any of the closing conditions to the proposed transaction on a timely basis or at all; the ability of Viasat to successfully integrate RigNet operations, technologies and employees; the ability to realize anticipated benefits and synergies of the acquisition, including the expectation of enhancements to Viasat’s products and services, greater revenue opportunities, operating efficiencies, and cost savings; the ability to ensure continued performance and market growth of RigNet’s business; changes in the global business environment and economic conditions; the availability and cost of credit; the ability to successfully develop, introduce, and sell new products and enhancements; changes in relationships with key customers, suppliers, distributors, resellers, and others as a result of the acquisition; Viasat’s and RigNet’s reliance on a limited number of third parties to manufacture and supply their respective products; the risk of litigation or regulatory actions to Viasat and/or RigNet; inability to retain key personnel; the impact of the COVID-19 pandemic on Viasat’s and RigNet’s business, suppliers, customers, and employees or the overall economy; and other factors affecting the communications industry generally. In addition, please refer to the risk factors contained in Viasat’s and RigNet’s SEC filings available at www.sec.gov, including Viasat’s and RigNet’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC, including the proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Viasat undertakes no obligation to update or revise any forward-looking statements for any reason. Additional Information and Where You Can Find It Viasat will file with the SEC a registration statement on Form S-4, which will include the proxy statement of RigNet that also constitutes a prospectus of Viasat (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIASAT, RIGNET, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on Viasat’s website at https://www.viasat.com (for documents filed with the SEC by Viasat) or on RigNet’s website at https://www.rig.net (for documents filed with the SEC by RigNet). No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Viasat, RigNet, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding Viasat’s directors and executive officers is contained in Viasat’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and its Definitive Proxy Statement on Schedule 14A, dated July 23, 2020, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of RigNet is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 11, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 30, 2020.

Presenters Rick Baldridge Director, President and Chief Executive Officer Steven Pickett Director, President and Chief Executive Officer

Transaction Overview Strategic Rationale Expands and diversifies Viasat’s commercial connectivity portfolio into a new, adjacent industry Accelerates Viasat’s global footprint and expansion strategy into other adjacent industries, including mining, shipping and maritime Transaction Consideration 100% stock consideration intended to be tax-free for RigNet shareholders RigNet stockholders will receive 0.1845 shares of Viasat common stock for each share of RigNet common stock, representing a premium of 17.9% based on the 20-day VWAP1 of each company Enterprise value of approximately $222M based on Viasat’s stock price and net indebtedness assumed2; expect modest improvement to Viasat’s leverage profile RigNet shareholders expected to own ~5.7% of Viasat outstanding common equity, pro forma for the combination Management & Governance Viasat will incorporate RigNet’s global team, technology and core capabilities into its Global Enterprise and Mobility business unit, led by segment president Jim Dodd The existing RigNet management team will operate from its headquarters in Houston, TX Expected Closing The transaction is expected to close by mid-calendar year 2021 Subject to approval of RigNet stockholders and customary closing conditions, including certain regulatory approvals KKR has agreed to a support agreement to vote in favor of the deal (1) Volume weighted average price as of 12/18/2020 for each of Viasat and RigNet. (2) Based on Viasat share price as of 12/18/2020 and net indebtedness of RigNet as of 9/30/2020.

Viasat is a global communications company that believes everyone and everything can be connected.

- Leader in satellite-based networking products and services to consumer, enterprise and government
- Innovative developer of among the most technically advanced and productive broadband communications systems
- ViaSat-3 network expected to provide full global coverage, serving a diverse array of end markets

1986 year founded (Carlsbad, California)	3 co-founders	1996 year of IPO (NASDAQ: VSAT)	$3.7B enterprise value
$2.3B LTM Q2 FY21 revenues	$478M LTM Q2 FY21 adj. EBITDA	16% Adj. EBITDA CAGR	$2.6B LTM Q2 FY21 new contract awards
45+ global offices	~5,800 global employees	~3,000 global engineers	1+ Tbps expected capacity per VS-3 class satellite

Viasat

Note: CAGR represents compound annual growth rate for FY04 – LTM Q2 FY2021.
Enterprise value based on Viasat's net debt as of 9/30/2020 and stock price as of 12/18/2020.

5

Viasat + RigNet Strategic Rationale

Market Expansion	› Immediate expansion at scale into the global energy communications sector › Combined company positioned to leverage deep and complementary domain expertise to expand enterprise capabilities and enter adjacent industries such as mining, shipping and maritime
Global Alignment	› RigNet has operations in over 50 countries with more than 650 employees › Viasat intends to integrate this global support infrastructure and operations foundation into its expanding global ecosystem, enabling Viasat to create additional value and generate complementary business for its ViaSat-3 globalization efforts
Accelerating Digital Transformation	› Need for digital transformation now reaching most remote parts of the globe, driving demand for increasing amounts of secure, reliable bandwidth › Opportunity for Viasat to leverage RigNet's digital transformation toolset, which includes the Intelie Live™ real-time machine learning and artificial intelligence (AI) analytics platform and large-scale applications and IoT offerings
Attractive Structure and Financial Profile	› RigNet's results for LTM 9/30/2020 were $225.0mm of revenue and $37.5mm of Adjusted EBITDA › Transaction is immediately accretive to Viasat's cashflow, and is expected to modestly improve leverage profile › Deal structure enables RigNet shareholders to participate in Viasat stock upside

Viasat

6

Viasat Perspective RigNet Business Highlights Leadership & Performance Global Foundation & Platform Innovation 1 2 3 RigNet has continuously delivered strong execution, even in the midst of challenging market conditions RigNet has expanded its managed communications business and commercialized innovative technologies Breadth, depth and capability of the management team

RigNet Overview

Managed Communications


RigNe

- 1,190 remote communication sites
- 50+ countries and over 650 customers
- End-to-end communication services assuring maximum uptime, reliability, flexibility and security globally both onshore and offshore
- Largest over-water owned multi-layer infrastructure

Apps & IoT



- Solutions that harness and protect mission-critical information to enhance business performance
- Intelie (real-time analytics and optimization platform), Cyphre© (data protection and cybersecurity), CrewConnect™ (crew internet and infotainment), MetOcean Systems (weather data)
- 11,000 IoT/SCADA sites

Systems Integration



- Fully managed large-scale energy telecom projects
- Design, procure, assemble, test
- Communications (voice and data), radio, safety, platforms, FPSOs, Refineries, LNG and Ethane Cracker facilities, and early works and permanent plant systems / infrastructure

Viasat

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Operational continuity with a focus on the customer experience Combined expertise to drive advanced services and technology innovations Larger organization and capital base for continued growth and investment Representative Customers RigNet’s Major Global Customers Expected to Benefit from the Transaction

Q&A